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                                                                   Exhibit 10.21


                                                                  EXECUTION COPY



                                  AVTEAM, INC.

                         REGISTRATION RIGHTS AGREEMENT

                 THIS AGREEMENT is made as of December 6, 1996 (this "Agreement"), by and among AVTEAM, INC., a Florida corporation (the "Company"), and the Persons listed on Exhibit A hereto (the "Investors").

                 The parties to this Agreement are parties to a Stock Purchase Agreement dated as of December 6, 1996 (the "Purchase Agreement"). In order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Initial Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

                 The parties hereto agree as follows:

                 1.      Demand Registrations.

                 (a) Requests for Registration. At any time from and after the earlier of (i) the IPO Date and (ii) the expiration of the three (3) year period commencing on the date hereof, the holders of the Registrable Securities may request registration under the Securities Act of all or any portion of the Registrable Securities on Form S-1, S-2 or S-3, or any similar registration statements ("Registrations"). The Company shall determine, in its reasonable discretion, the Form to be used for each Registration. All registrations requested pursuant to this paragraph l(a) are referred to herein as "Demand Registrations". The Company only shall be obligated to effect a Demand Registration if the aggregate number of Registrable Securities requested to be registered is 750,000 or more. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method or methods of distribution thereof. Within 20 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the receipt of the Company's notice.


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                 (b)     Registrations.  The holders of Registrable Securities
shall be entitled to request two (2) (or, if the Investors shall have purchased any of the Additional Securities (as defined in the Purchase Agreement) under the Purchase Agreement, three (3)) Registrations; provided, however, that any Registration requested pursuant to this Section 1 shall not be deemed to have been effected (and, therefore, not exercised for purposes of Section l(a)) if (i) it was not declared effective by the Commission pursuant to the Securities Act, (ii) it is declared effective but is subsequently withdrawn by the Company (prior to the completion of the distribution of the Registrable Securities covered thereby), (iii) it is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court such that the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement, unless the sole reason for such interference is a misrepresentation or an omission by any participating holder of Registrable Securities, or (iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived, unless such failure is caused solely by default by any participating holder of Registrable Securities in carrying out its obligations thereunder.

                 (c) Demand Registration Expenses. Subject to Section 6 hereof, the Company shall pay all Registration Expenses (as defined in Section 6(a) hereof) incurred in connection with each Demand Registration hereunder.

                 (d) Selection of Underwriters. The holders of a majority of the Registrable Securities shall have the right to select the investment banker(s) and manager(s) (the "Managing Underwriter(s)") to administer the offering, subject to the approval of the Company, which approval shall not be unreasonably withheld (provided that such investment banker(s) or Managing Underwriter(s) are of nationally recognized standing).

                 (e) Registration of Additional Securities. The Company shall have the right to cause the registration of additional securities for sale for the account of any person (including the Company) in any Registration of Registrable Securities requested pursuant to Section 1(a), provided, that the Company shall not have the right to cause the registration of such additional securities if the requesting holders are advised in writing (with a copy to the Company) by the Managing Underwriter(s), that, in its or their opinion, the number of additional securities that the Company desires to include in such Registration exceeds the number which can be sold in such



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Offering without materially and adversely affecting the offering, in which event, the Company shall include in such Registration, (A) first, the Registrable Securities requested to be included in such Registration by the holders of Registrable Securities, (B) second, the additional securities the Company proposes to sell; (C) third, the additional securities held by the shareholders of the Company (other than the holders of Registrable Securities) the proceeds from the sale of which such shareholders propose to transfer to an organization or foundation qualified as a 501(c)(3) organization (a "501(c) Organization") under the Internal Revenue Code of 1986, as amended, or, in the event such securities have been transferred to a 501(c)(3) Organization, the securities held by such 501(c)(3) Organization; and (D) fourth, the additional securities (other than those referred to in clause (C) immediately above) held by any shareholder of the Company other than the holders of Registrable Securities. The holders of a majority of the Registrable Securities held by participating holders may require that any such additional securities be included in the Registration on the same terms and conditions as the Registrable Securities included therein.

                 2.      Piggyback Registrations.

                 (a) Right to Piggyback. Whenever the Company proposes to register on its behalf and/or on behalf of any of its security holders any of its securities under the Securities Act (other than pursant to a Demand Registration or registrations on Form S-4 or Form S-8, or any successor forms) involving any of its equity securities (or any security with respect to which equity securities may be issuable upon exercise, conversion or exchange of any options, rights thereto or thereunder) to be offered for cash or cash equivalents, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give, at least 25 days prior to the anticipated filing date of the registration statement relating to such transaction, written notice to the holders of Registrable Securities of its intention to effect such a registration (which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company). Upon the written request of any holder of Registrable Securities delivered to the Company within 25 days after such notice shall have been given by the Company to the holders of Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder of Registrable Securities and the intended method of disposition thereof), the Company shall use its reasonable best efforts to effect the Piggyback Registration under the Securities Act within 30 days after receipt by the Company of such request by the holders of the Registrable Securities and the Company shall include in such



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registration all Registrable Securities that the Company has been so requested to register by the holders of Registrable Securities; provided, that if at any time after giving such written notice of its intention to register any offering of such securities and prior to the effective date of the registration statement filed in connection with such Piggyback Registration, the Company shall determine in its reasonable judgment not to register or to delay the registration of such offering of securities, the Company shall give written notice of such determination to the participating holders of Registrable Securities in connection with such Piggyback Registration.

                 (b) Priority on Registrations. If a Piggyback Registration is an underwritten Primary registration on behalf of the Company, and the Managing Underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be registered by each such holder or such other proportions as such holders may determine, (iii) third, the securities held by the shareholders of the Company (other than the holders of Registrable Securities) the proceeds from the sale of which such shareholders propose to transfer to a 501(c)(3) Organization or, in the event such securities have been transferred to a 501(c)(3) Organization, the securities held by such 501(c)(3) Organization and (iv) fourth, other securities requested to be included in such registration.

                 (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the Managing Underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be registered by each such holder or such other proportions as such holders may determine, (iii) third, the securities held by the shareholders of the Company (other than the holders of Registrable Securities) the proceeds from the sale of which such shareholders propose to transfer to a 501(c)(3) Organization or, in the event such securities have been transferred to a 501(c)(3)



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Organization, the securities held by such 501(c)(3) Organization and (iv)
fourth, other securities requested to be included in such registration.

                 (d)     Piggyback Registration Expenses.  Subject to Section
6 hereof, and except as otherwise agreed to between the Company and the security holders on whose behalf a Piggyback Registration is filed, the Company shall pay all Registration Expenses in connection with each Piggyback Registration.

                 3.      Holdback Agreements.

                 (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule
144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and the 90-day period (or such greater period as the Managing Underwriter(s) require) beginning on the effective date of any applicable registration statement for any underwritten registration (except as part of such underwritten registration), unless the Managing Underwriter(s) otherwise agree.

                 (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and during the 90-day period beginning on the effective date of any applicable registration statement for any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use its reasonable best efforts to cause each holder of at least five percent (5%) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of



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disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                 (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of such counsel);

                 (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days (except as provided in Section 5 hereof) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (c) furnish to each seller of Registrable Securities a copy of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such copies of the prospectus as such seller may reasonably request in order to facilitate the disposition of the Registable Securities owned by such seller.

                 (d) use its reasonable best efforts to register or qualify such Registrable Securities under such state securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);



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                 (e)     notify each seller of such Registrable Securities, at
any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, other than any such untrue statement or omission made therein in reliance upon and conformity with written information furnished to the Company by or on behalf of such seller of Registrable Securities specifically for inclusion in such registration statement, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                 (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                 (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                 (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                 (i) make available for inspection during normal business hours of the Company by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all reasonably relevant financial and other records, pertinent corporate documents and properties of the



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Company, and cause the Company's officers, directors, employees and independent accountants to supply all reasonably relevant information requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company as confidential at the time of delivery of such information shall be kept confidential by the shareholders of the Company or any such underwriter, attorney, accountant, agent or representative, unless (x) disclosure is, in the opinion of counsel to the disclosing party, required to be made in connection with a court proceeding or required by law or (y) such information is or becomes generally available to the public;

                 (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                 (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                 (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

                 (m) furnish, at the request of any holder requesting registration of Registrable Securities pursuant to Section 1 or 2, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holders making such request, in customary form and



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covering matters of the type customarily covered in such legal opinions; and
(2) a "cold comfort" letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holder making such request and, if such accountants refuse to deliver such letter to such holder, then to Company in a customary form and covering matters of the type customarily covered by such "cold comfort" letter and as the underwriters or such holder shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holders of Registrable Securities may reasonably request.

                 5. Suspension of Offerings in Certain Circumstances. The Company shall be entitled for the period referred to below to postpone the filing of any registration statement filed by it pursuant to Sections 1 or 2 hereof and/or to direct the suspension of any public offering, sale or distribution of Registrable Securities if the Board of Directors of the Company (the "Board") determines in good faith based on an opinion of outside counsel to the Company that any disclosure that would be required in connection therewith would have a material adverse effect on the Company or any financing, acquisition, disposition, merger, business combination, corporate reorganization, or other transaction or development involving the Company or any subsidiary of the Company (a "Business Development Determination"). Such postponement or direction shall continue until such time as the Board determines that the preparation and/or filing of such Registration Statement or the taking of any such action and/or such public offering, sale or distribution would no longer have a material adverse effect on the Company or any such transaction but shall not, in any event, exceed 30 days for any particular Business Development Determination or 60 days for all Business Development Determinations during any twelve month period. No Business Development Determination shall occur within 90 days of the expiration of a postponement or suspension caused by another Business Development Determination. The Board shall, as promptly as practicable, give the holders of the Registrable Securities written notice of any Business Development Determination.

                 6.      Registration Expenses.

                 (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and Commission, New York Stock Exchange or NASDAQ filing fees, fees and expenses of compliance with state securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements



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of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") shall be borne as provided in this Agreement, including the Company paying its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASDAQ, provided, that each holder of Registrable Securities shall bear and pay its pro rata portion of any brokerage fees or underwriting discounts and fees applicable to the Registrable Securities sold by such holder.

                 (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

                 7.      Indemnification and Contribution.

                 (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors, officers and partners (and the directors and officers of such partners), and each other Person (including each underwriter and broker dealer, if required by such broker dealer as a condition to its participation in such offering of Registrable Securities) who participated in the offering of such Registerable Securities and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director, officer, partner (and the directors and officers of such partner) or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the



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statements therein not misleading, and shall reimburse such holder or such director, officer, partner (and the directors and officers of such partner) or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer, partner (and the directors and officers of such partner) or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder specifically for use therein or (in the case of any registration pursuant to Section 1 or 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                 (b) Each holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of such Registrable Securities specifically for use in the following documents and contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                 (c)     Any Person entitled to indemnification hereunder shall
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's



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reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                 (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.



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                 8.      Participation in Underwritten Registrations.  No
Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 7 hereof.

                 9.      Definitions.

                 "Commission" means the Securities and Exchange Commission or any agency succeeding to the functions thereof.

                 "Common Stock" means the Company's Class A Common Stock, $.0l par value per share, and the Company's Class B Common Stock, $.01 per value per share; provided, however, that it is acknowledged that pursuant to Article IV, Section D.4(c) of the Company's Second Amended and Restated Articles of Incorporation, such Class B Common Stock automatically will convert into Class A Common Stock upon a sale pursuant to a public offering.

                 "IPO Date" means the first date on which any class of common stock of the Company shall have been registered and sold pursuant to an effective registration statement under the Securities Act.

                 "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof,

                 "Preferred Stock" means the shares of convertible preferred stock, par value $.01 per share, of the Company.

                 "Purchaser Representative" means Clipper Capital Partners, L.P. or a person designated by the holders of a majority of the Registrable Securities.

                 "Registrable Securities" means any shares of Common Stock (i) acquired by the Investors upon conversion of the shares of Preferred Stock purchased by the Investors pursuant to the Purchase Agreement or (ii) purchased by the Investors pursuant to the Shareholders Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act
(or any similar rule then in force) or repurchased by the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time.

                 "Shareholders Agreement" means the Shareholders Agreement dated as of December 6, 1996 by and among the Company, the Investors the other shareholders of the Company and the Purchaser Representative.

                 Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Shareholders Agreement.

                 10.     Miscellaneous.

                 (a) Termination of Agreement. The parties hereto agree that this Agreement shall terminate 10 years from the date hereof.

                 (b) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                 (c) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which reasonably could be expected to adversely affect the ability of the holders of

Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which reasonably could be expected to adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares unless the Managing Underwriter(s) in connection with a registration undertaken pursuant to this Agreement recommend(s) such an action and such action could not reasonably be expected to adversely affect the rights of the holders of Registrable Securities in any manner).

                 (d) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                 (e) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 51% of the Registrable Securities.

                 (f) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                 (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                 (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                 (j) Governing Law; Consent to Jurisdiction. (a) This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

                 (b) Each party hereto agrees that all judicial proceedings arising out of or relating to this Agreement or the breach hereof may be brought in any state of federal court of competent jurisdiction in the State of New York or Florida.

                 (k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors and to the Company at the address indicated below:

                                   AVTEAM, Inc.
                                   3230 Executive Way
                                   Miramar, Florida 33025
                                   Attention: Donald A. Graw

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                 (l) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understanding, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                               AVTEAM, INC.

                               By: /s/ Donald A. Graw
                                   --------------------------------------------
                                   Donald A. Graw
                                   President and Chief Executive Officer



                                  INVESTORS
                                  ---------

Clipper Capital Associates, L.P.                      Clipper Equity Partners I, L.P.
By: Clipper Capital Associates, Inc.                  By: Clipper Capital Associates, L.P.
    its general partner                                   its general partner
                                                          By: Clipper Capital Associates, Inc.
                                                              it's general partner


By: /s/    Daniel V. Cahillane                        By: /s/   Daniel V. Cahillane
    ---------------------------------------               ----------------------------------------
    Name:  Daniel V. Cahillane                            Name: Daniel V. Cahillane
    Title: Treasurer and Secretary                        Title: Treasurer and Secretary


Clipper/Merban, L.P.                                  Clipper/European Re, L.P.
By: Clipper Capital Associates, L.P.                  By: Clipper Capital Associates, L.P.
    its general partner                                   its general partner
    By: Clipper Capital Associates, Inc.                  By: Clipper Capital Associates, Inc.
        its general partner                                   its general partner


By: /s/    Daniel V. Callihane                        By: /s/   Daniel V. Callihane
    ---------------------------------------               ----------------------------------------
    Name:  Daniel V. Cahillane                            Name: Daniel V. Cahillane
    Title: Treasurer and Secretary                        Title: Treasurer and Secretary


Clipper/Merban, L.P.
By: Clipper Capital Associates, L.P.
    its general partner
    By: Clipper Capital Associates, Inc.
        its general partner


By: /s/    Daniel V. Callihane
    ---------------------------------------
    Name:  Daniel V. Cahillane
    Title: Treasurer and Secretary



                                                                       EXHIBIT A


                              LIST OF INVESTORS
                              -----------------

Clipper Capital Associates, L.P.
Eleven Madison Avenue
New York, NY 10010

Clipper/Merchant Partners, L.P.
Eleven Madison Aveune
New York, NY 10010

Clipper/Merban, L.P.
c/o CITCO
De Ruterkade 62
P.O. Box 812
Curacao, Netherlands Antilles

Clipper Equity Partners I, L.P.
Eleven Madison Avenue
New York, NY 10010

Clipper/European Re, L.P.
c/o CITCO
De Ruterkade 62
P.O. Box 812
Curacao, Netherlands Antilles





                                      19